UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2013

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MVB FINANCIAL CORP

(Exact name of registrant as specified in its charter)

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WV	000-50567	20-0034461
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

301 Virginia Avenue, Fairmont, WV 26554-2777
(Address of Principal Executive Offices) (Zip Code)

304-363-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 21, 2013 the shareholders of MVB Financial Corp. approved an amendment to the Company’s articles of incorporation to authorize an additional 6,000,000 shares of its common stock, resulting in a total of 10,000,000 shares being authorized.

EXHIBIT INDEX

Exhibit Number	Description	Exhibit Location

3.1	Amendment to Articles of Incorporation, Dated May 22, 2013	Exhibit 3.1, Form 8-K, filed May 22, 2013, and incorporated by Reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp
By	/s/ Eric L. Tichenor
Eric L. Tichenor Senior Vice President/ CFO

Date:  May 28, 2013